                                                                   EXHIBIT 10.2


                      EIGHTH AMENDMENT TO CREDIT AGREEMENT

         THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated and effective as of September 30, 1999, is among DAISYTEK, INCORPORATED, a Delaware corporation ("Borrower"), DAISYTEK INTERNATIONAL CORPORATION, a Delaware corporation ("Guarantor"), each of Borrower's Subsidiaries identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages of this Amendment or that, pursuant to Section 8.1(n) of the Credit Agreement (as hereinafter defined), become a "Subsidiary Guarantor" (individually, a "Subsidiary Guarantor," and, collectively, the "Subsidiary Guarantors"), STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust ("State Street"), BANK ONE, NA, (Main Office Chicago), a national banking association formerly named The First National Bank of Chicago ("Bank One"), and CHASE BANK OF TEXAS, N.A., a national banking association ("Chase"), as a lender and as administrative agent for itself, State Street and Bank One (State Street, Bank One, Chase and any assignee lender pursuant to Section 11.4A of the Credit Agreement being referred to, collectively, as "Lenders"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

                                    RECITALS

         WHEREAS, Borrower, Guarantor, certain Subsidiary Guarantors, State Street, Bank One (as assignee, effective June 30, 1997, of NBD Bank, a Michigan banking corporation) and Chase are parties to that certain Credit Agreement dated as of May 22, 1995, as amended by that certain First Amendment to Credit Agreement dated as of April 15, 1996, that certain Second Amendment to Credit Agreement dated as of November 14, 1996 and effective as of November 18, 1996, that certain Third Amendment to Credit Agreement dated and effective as of June 30, 1997, that certain Fourth Amendment to Credit Agreement dated and effective as of December 11, 1997, that certain Fifth Amendment to Credit Agreement dated as of February 13, 1998, that certain Sixth Amendment to Credit Agreement dated as of March 29, 1999 and effective as of March 30, 1999 and that certain Seventh Amendment to Credit Agreement dated as of September 10, 1999 (as so amended, the "Credit Agreement"), establishing a revolving credit facility in the aggregate maximum principal amount of $85,000,000; and

         WHEREAS, the parties desire to amend certain provisions of the Credit Agreement.

         NOW, THEREFORE, in consideration of the recitals set forth above, the agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantor, Subsidiary Guarantors and Lenders hereby agree as follows:

         1. Amended Definitions. If a new credit facility is not entered into between the Borrower, Guarantor and the Lenders by February 29, 2000, then effective March 1, 2000 the definition of "Adjusted Eurodollar Rate" set forth in Section 1.1 of the Credit Agreement shall be amended to read in its entirety as set forth below (for purposes of this paragraph an amendment to the Credit Agreement shall not constitute a new credit agreement). In addition, the definition of


EIGHTH AMENDMENT TO CREDIT AGREEMENT - Page 1

"Loan Commitment" set forth in Section 1.1 of the Credit Agreement shall be amended to read in its entirety as set forth below upon the execution of this
Amendment:

                  "Adjusted Eurodollar Rate" means, at any time, a rate of interest per annum determined by reference to the Interest Rate Adjustment Ratio in effect on the date such interest rate is determined according to the following table:




               Adjustment Ratio (%)                                   Rate
               --------------------                                   ----
    Less than 65                                            Eurodollar Rate plus 1.0%
    65 to Less than 85                                      Eurodollar Rate plus 1.075%
    Equal to or Greater than 85 to Less than 105            Eurodollar Rate plus 1.15%
    Equal to or Greater than 105 to Less than 130           Eurodollar Rate plus 1.25%
    Equal to or Greater than 130                            Eurodollar Rate plus 1.75%"



                  "Loan Commitment" means, Eighty-Five Million Dollars ($85,000,000). Provided, however, that if (a) after the effective date of the Eighth Amendment to Credit Agreement Borrower identifies to Agent, in writing, a prospective lender that desires to become a Lender hereunder (and pursuant to all of the applicable terms and conditions of this Agreement) with a Committed Sum of up to Twenty Million Dollars ($20,000,000), (b) Agent consents to such prospective lender becoming a Lender hereunder with such a Committed Sum (which shall not be unreasonably withheld) and (c) such prospective lender thereafter becomes a Lender with such a Committed Sum, pursuant to documentation in form and substance satisfactory to Agent, then "Loan Commitment" shall instead mean up to One Hundred and Five Million Dollars ($105,000,000). In this connection, in the event that Agent assists in identifying a prospective lender Agent shall be paid a market based fee for its services."

         2. Amendment of Section 10.1(n). Section 10.1(n) of the Credit Agreement is amended to read in its entirety as follows:

                  "(n) Management. Mark C. Layton shall, for any reason, cease to be the Chairman of Daisytek Corporation (and a Person with equivalent knowledge and experience in the business of wholesale distribution of non-paper computer and office automation supplies and accessories, reasonably acceptable to Lenders, is not appointed to replace Mr. Layton within sixty (60) days thereof)."

         3. Other Documents. Borrower shall provide such other documents incidental and appropriate to this Amendment as Agent or Agent's counsel may reasonably request, all such documents being in form and substance reasonably satisfactory to Agent.

         4. Terms of Agreement. Except as expressly amended by this Amendment, the Credit Agreement is and shall be unchanged.

         5. Effect of Amendment. The Credit Agreement and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement

EIGHTH AMENDMENT TO CREDIT AGREEMENT - Page 2 are hereby amended so that any reference to the Credit Agreement in the Credit Agreement or the other documents shall mean a reference to the Credit Agreement as amended hereby.

         6. Reaffirmation; No Default. Each Daisytek Corporation hereby represents and warrants to Lenders that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and delivered in connection herewith have been authorized by all requisite corporate action on the part of such Daisytek Corporation and will not violate the certificate of incorporation (or other charter documents) or bylaws of any Daisytek Corporation, (b) the representations and warranties contained in the Credit Agreement, as amended by this Amendment, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (c) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (d) each Daisytek Corporation is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.

         7. Enforceability. Each Daisytek Corporation hereby represents and warrants that, as of the date of this Amendment, the Credit Agreement and all documents and instruments executed in connection therewith are in full force and effect and that there are no claims, counterclaims, offsets or defenses to any of such documents or instruments.

         8. GOVERNING LAW. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS AND INSTRUMENTS MADE UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA. PURSUANT TO
SECTION 346.004 OF THE TEXAS FINANCE CODE, CHAPTER 346 OF THE TEXAS FINANCE CODE SHALL NOT APPLY TO THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, THE NOTES, OR ANY ADVANCE OR LOAN EVIDENCED BY THE NOTES.

         9. Maximum Interest Rate. Regardless of any provisions contained in this Amendment or in any other Loan Documents, Lenders shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on the Notes or otherwise any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and if Lenders ever receive, collect or apply as interest any such excess, or if acceleration of the maturity of the Notes or if any prepayment by Borrower results in Borrower having paid any interest in excess of the maximum rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Notes for which such excess was received, collected or applied, and, if the principal balances of Notes are paid in full, any remaining excess shall forthwith be paid to Borrower. All sums paid or agreed to be paid to Lenders for the use, forbearance or detention of the indebtedness evidenced by the Notes and/or the Credit Agreement, as amended by this Amendment, shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the maximum lawful rate permitted under applicable law. In determining whether or not the interest paid or payable under any specific

EIGHTH AMENDMENT TO CREDIT AGREEMENT - Page 3 contingency exceeds the maximum rate of interest permitted by law, Borrower and Lenders shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium, rather than as interest; and (ii) exclude voluntary prepayments and the effect thereof; and (iii) compare the total amount of interest contracted for, charged or received with the total amount of interest which could be contracted for, charged or received throughout the entire contemplated term of the Notes at the maximum lawful rate under applicable law.

         10. Counterparts. This Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

         11. WAIVER OF TRIAL BY JURY. EACH DAISYTEK CORPORATION WAIVES ANY AND ALL RIGHTS THAT IT MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM OR OTHER ACTION, OF ANY NATURE WHATSOEVER, RELATING TO OR ARISING OUT OF THIS AMENDMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE OBLIGATIONS. EACH DAISYTEK CORPORATION ACKNOWLEDGES THAT THE FOREGOING JURY TRIAL WAIVER IS A MATERIAL INDUCEMENT TO EACH LENDER'S ENTERING INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THAT EACH LENDER IS RELYING ON SUCH WAIVER IN ITS FUTURE DEALINGS WITH SUCH CORPORATION. EACH SUCH CORPORATION WARRANTS AND REPRESENTS TO EACH LENDER THAT SUCH CORPORATION HAS REVIEWED THE FOREGOING JURY TRIAL WAIVER WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH SUCH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THE FOREGOING JURY TRIAL WAIVER MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         12. WAIVER OF CONSUMER/DTPA RIGHTS. EACH DAISYTEK CORPORATION HEREBY WAIVES ALL OF ITS RIGHTS UNDER THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT (TEX. BUS. & COM. CODE SECTION 17.41 ET SEQ.), A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS, AND REPRESENTS AND WARRANTS TO EACH LENDER THAT SUCH CORPORATION (A) HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE SUCH CORPORATION TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT, (B) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION, AND (C) IS REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH SUCH TRANSACTIONS.

         13. OTHER AGREEMENTS. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THE WRITTEN CREDIT AGREEMENT, AS



EIGHTH AMENDMENT TO CREDIT AGREEMENT - Page 4

AMENDED BY THIS AMENDMENT, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.





EIGHTH AMENDMENT TO CREDIT AGREEMENT - Page 5

         THIS AMENDMENT is executed and effective as of the date first written above.

                                                                     BORROWER:

                                                                     DAISYTEK, INCORPORATED

                                                                     By:
                                                                            ------------------------------------------------
                                                                     Name:
                                                                            ------------------------------------------------
                                                                     Title:
                                                                            ------------------------------------------------

                                                                     GUARANTOR:

                                                                     DAISYTEK INTERNATIONAL CORPORATION

                                                                     By:
                                                                            ------------------------------------------------
                                                                     Name:
                                                                            ------------------------------------------------
                                                                     Title:
                                                                            ------------------------------------------------



SUBSIDIARY GUARANTORS:

DAISYTEK ASIA PTE LTD, a Singapore corporation                       DAISYTEK (CANADA) INC., a Canadian corporation

By:                                                                  By:
        ---------------------------------------------------                   ----------------------------------------------
Name:                                                                Name:
        ---------------------------------------------------                   ----------------------------------------------
Title:                                                               Title:
        ---------------------------------------------------                   ----------------------------------------------





DAISYTEK AUSTRALIA PTY. LTD. (ACN 075 675 795),                      DAISYTEK DE MEXICO, S.A. DE C.V., a Mexican corporation
an Australian corporation


By:                                                                  By:
        ---------------------------------------------------                  -----------------------------------------------
Name:                                                                Name:
        ---------------------------------------------------                  -----------------------------------------------
Title:                                                               Title:
        ---------------------------------------------------                  -----------------------------------------------



EIGHTH AMENDMENT TO CREDIT AGREEMENT - Page 6

DAISYTEK DE MEXICO SERVICES,                          PRIORITY FULFILLMENT SERVICES OF
S.A. DE C.V., a Mexican corporation                   AUSTRALIA PTY. LIMITED, (ACN 077 906 462),
                                                      an Australian corporation


By:
        -------------------------------------
Name:
        -------------------------------------         By:
Title:                                                        -------------------------------------
        -------------------------------------         Name:
                                                              -------------------------------------
                                                      Title:
DAISYTEK LATIN AMERICA, INC.,                                 -------------------------------------
a Florida corporation

                                                      PRIORITY FULFILLMENT SERVICES
                                                      OF CANADA, INC., a Canadian
                                                      corporation
By:
        -------------------------------------
Name:
        -------------------------------------
Title:                                                By:
        -------------------------------------                 -------------------------------------
                                                      Name:
                                                              -------------------------------------
HOME TECH DEPOT, INC.,                                Title:
a Delaware corporation                                        -------------------------------------


                                                      STEADI-SYSTEMS, LTD.,
By:                                                   a California corporation
        -------------------------------------
Name:
        -------------------------------------
Title:                                                By:
        -------------------------------------                 -------------------------------------
                                                      Name:
                                                              -------------------------------------
PRIORITY FULFILLMENT SERVICES DE MEXICO,              Title:
S.A. DE C.V., a Mexican corporation                           -------------------------------------


By:                                                   STEADI SYSTEMS MIAMI, INC.,
        -------------------------------------         a Florida corporation
Name:
        -------------------------------------
Title:
        -------------------------------------
                                                      By:
                                                              -------------------------------------
PRIORITY FULFILLMENT SERVICES, INC.,                  Name:
a Delaware corporation                                        -------------------------------------
                                                      Title:
                                                              -------------------------------------

By:
        -------------------------------------         STEADI SYSTEMS NEW YORK, INC.,
Name:                                                 a New York corporation
        -------------------------------------
Title:
        -------------------------------------
                                                      By:
                                                              -------------------------------------
                                                      Name:
                                                              -------------------------------------
                                                      Title:
                                                              -------------------------------------




EIGHTH AMENDMENT TO CREDIT AGREEMENT - Page 7

SUPPLIES EXPRESS, INC.,                           THE TAPE COMPANY, INC.,
a Delaware corporation                            an Ohio corporation



By:
        -----------------------------             By:
Name:                                                     -----------------------------
        -----------------------------             Name:
Title:                                                    -----------------------------
        -----------------------------             Title:
                                                          -----------------------------

WORKING CAPITAL OF AMERICA, INC.,
a Delaware corporation                            THE TAPE COMPANY, INC.,
                                                  a Minnesota corporation



By:
        -----------------------------             By:
Name:                                                     -----------------------------
        -----------------------------             Name:
Title:                                                    -----------------------------
        -----------------------------             Title:
                                                          -----------------------------

THE TAPE COMPANY, INC.,
an Illinois corporation                           TAPE DISTRIBUTORS OF TEXAS, INC.,
                                                  a Texas corporation


By:
        -----------------------------
Name:                                             By:
        -----------------------------                     -----------------------------
Title:                                            Name:
        -----------------------------                     -----------------------------
                                                  Title:
                                                          -----------------------------
THE TAPE COMPANY, INC.,
a Georgia corporation
                                                  BUSINESS SUPPLIES DISTRIBUTORS, INC.,
                                                  a Delaware corporation

By:
        -----------------------------
Name:                                             By:
        -----------------------------                     -----------------------------
Title:                                            Name:
        -----------------------------                     -----------------------------
                                                  Title:
                                                          -----------------------------
THE TAPE COMPANY, INC.,
a Pennsylvania corporation




By:
        -----------------------------
Name:
        -----------------------------
Title:
        -----------------------------


EIGHTH AMENDMENT TO CREDIT AGREEMENT - Page 8

PFSWEB, INC., a Delaware                     BUSINESS SUPPLIES DISTRIBUTOR
corporation                                  EUROPE B.V., a Dutch corporation



By:                                          By:
        ----------------------------                 ----------------------------
Name:                                        Name:
        ----------------------------                 ----------------------------
Title:                                       Title:
        ----------------------------                 ----------------------------


BSD DISTRIBUTORS, (CANADA) INC.,
a Canadian corporation                       AGENT:

                                             CHASE BANK OF TEXAS, N.A.,
By:                                          a national banking association
        ----------------------------
Name:
        ----------------------------
Title:                                       By:
        ----------------------------            ---------------------------------
                                             Name:
                                                     ----------------------------
                                             Title:
                                                     ----------------------------


                                             LENDERS:

                                             CHASE BANK OF TEXAS, N.A.
                                             a national banking association


                                             By:
                                                ---------------------------------
                                             Name:
                                                      ---------------------------
                                             Title:
                                                      ---------------------------

                                             STATE STREET BANK AND TRUST
                                             COMPANY, a Massachusetts trust


                                             By:
                                                ---------------------------------
                                                      Michael St. Jean,
                                                      Vice President


                                             BANK ONE, NA, (Main Office Chicago),
                                             a national banking association


                                             By:
                                                ---------------------------------
                                                Kathy Turner,    Authorized Agent





EIGHTH AMENDMENT TO CREDIT AGREEMENT - Page 9